Exhibit 10.2

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this “Agreement”) is entered into and effective as of March 9, 2021 (the “Effective Date”) by and between Ascent Solar Technologies, INC., a Delaware corporation (the “Company”) and GLOBAL ICHIBAN LIMITED, a British Virgin Islands corporation (hereinafter, the “Holder”). Each of the Company and the Holder may be referred to individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, between November 2017 and October 2018, the Company issued to the Holder separate Promissory Notes in the aggregate original principal amount totaling $6,492,226.51 (the “Prior Notes”); and

WHEREAS, the Holder exchanged the Prior Notes (then outstanding principal amount plus accrued interest equal to $6,360,340.80) for a Convertible Promissory Note (the “Convertible Note”) in the amount of $6,400,000.00 newly issued by the Company pursuant to an Exchange Agreement dated September 9, 2020 (the “Prior Exchange Agreement”); and

WHEREAS, the current outstanding principal amount of the Convertible Note is $5,800,000; and

WHEREAS, the Holder hereby agrees to exchange the Convertible Note issued by the Company for 168,000,000 shares of the Company’s Common Stock (the “Shares”) to be newly issued by the Company pursuant to this Agreement; and

WHEREAS, the parties to this Agreement intend that the transactions contemplated by this Agreement are such that the offer and exchange of securities by the Company under this Agreement will be exempt from registration under applicable United States securities laws as a result of this exchange offer being undertaken pursuant to Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged it is hereby agreed as follows:

1.       Exchange; Release of Lien, Security Agreement, Collateral.

(a)       Upon the terms and conditions set forth in this Agreement, the Company hereby agrees to issue to the Holder the Shares in exchange for the Convertible Note. Holder hereby agrees that by this exchange for the Shares, the Convertible Note shall be discharged, cancelled and extinguished in its entirety.

(b)       The parties hereby agree that the existing lien, security agreement and all collateral securing the Company’s obligations under the Convertible Note are hereby terminated and released. Following the date of this Agreement, the parties will execute, deliver and file all documents necessary to effect such termination and release.

2.       Registration Rights. The Company hereby agrees to make commercially reasonable best efforts to (i) prepare and file one or more a resale registration statements (the “Resale Registration”) with the Securities and Exchange Commission (“SEC”) promptly following the Company’s filing with the SEC of its Forms 10-Q for the quarters ended June 30, 2020 and September 30, 2020, and its Form 10-K for the year ended December 31, 2020, (ii) cause such Resale Registration to be declared effective by the SEC as soon as reasonably practicably after the filing thereof, and (iii) cause such Resale Registration to remain effective until such time as all of the registered shares (x) have been sold pursuant to the Resale Registration or (y) may be sold without volume or manner-of-sale securities law restrictions and without the requirement for the Company to be in compliance with the current public information requirements under applicable securities laws. The Resale Registration shall register (i) all of the Shares and (ii) any additional shares of the Company’s Common Stock currently held by the Holder and its transferees.

3.       Representations, Warranties and Covenants of the Company. Except as set forth in the SEC Reports, which SEC Reports shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the SEC Reports, the Company hereby makes the following representations and warranties to the Holder as follows:

(a)       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares, to carry out the provisions of this Agreement, and to carry on its business as presently conducted and as presently proposed to be conducted.

(b)       Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Shares, has been taken or will be taken prior to the issuance of the Shares. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

(c)       Capitalization. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. The Shares, when issued, paid for and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

(d)       Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing.

(e)       Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

(f)       Compliance with Other Instruments. The Company is not in violation or default of any term of its charter or its bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material adverse effect on the Company. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

(g)       Offering.

(i)       Assuming the accuracy of the representations and warranties of the Holders contained in Section 4 hereof, the offer, issue, and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

(ii)       No “Bad Actor” Disqualification. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Securities Act. For purposes of this Agreement, “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act; provided, however, that Company Covered Persons do not include (a) any Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Holder.

(h)       SEC Filings; Financial Statements.

(i)       The Company has filed with the SEC its Form 10-K for the year ended December 31, 2019 and its Form 10-Q for the quarter ended March 31, 2020 (the “SEC Reports”). The Company has not yet filed with the SEC its (i) Forms 10-Q for the quarters ended June 30, 2020 and September 30, 2020 and (ii) Form 10-K for the year ended December 31, 2020. The SEC Reports (i) were prepared in accordance with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(ii)       Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and the Company’s books and records, and each fairly presented the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to normal year-end adjustments which individually or in the aggregate did not have, and would not reasonably be expected to have, a material adverse effect on the business, operations, assets, liabilities, financial condition or results of operations of the Company). The books and records of the Company have been, and are being, maintained in accordance with applicable legal and accounting requirements in all material respects.

4.       Representations, Warranties and Covenants of the Holder. The Holder hereby represents and warrants to the Company as follows (provided that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

(a)       Purchase for Own Account. Holder represents that it is acquiring the Shares solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(b)       Information and Sophistication. Holder hereby: (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Shares, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment.

(c)       Ability to Bear Economic Risk. Holder acknowledges that investment in the Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

(d)       Rule 144. Holder acknowledges and agrees that the Shares are “restricted securities” as defined in Rule 144 promulgated under the Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Holder has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Holder acknowledges that the Company has no obligation to register or qualify the Shares for resale.

(e)       Legends. Holder acknowledges and agrees that the Shares may bear one or all of the following legends:

(i)       “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AS AMENDED.”

(ii)       Any legend required by the state securities laws of any U.S. state to the extent such laws are applicable to the shares represented by the certificate so legended.

(f)       Accredited Investor Status. At the time Holder was offered the Shares, it was, and as of the date hereof (i) is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, (ii) is a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, or (iii) is not a U.S. Person as defined under Regulation S.

(g)       No “Bad Actor” Disqualification. Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(h)       Residence. The Holder is an entity, and the office or offices of Holder in which its investment decision was made is located in Singapore.

(i)       Further Assurances. Holder agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.       Miscellaneous.

(a)                Notices. All notices or other communications required or permitted by this Agreement or by law to be served on or given to either party to this Agreement by the other party shall be in writing and shall be deemed duly served when personally delivered to the party at an address agreed upon by both parties.

(b)                Assignment. This Agreement and all the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(c)                Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado, without giving effect to the principles of conflict of laws. All parties to this Agreement shall hereby submit to the personal and subject matter jurisdiction and venue of the state or federal courts located in Denver, Colorado and irrevocably waive any trial by jury. If either party commences an action arising out of this Agreement, the prevailing party shall, in addition to any other damages and costs awarded, be entitled to reasonable legal fees incurred in connection with the prosecution or defense of such action.

(d)                Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(e)                Amendment; Waiver. In the event either party wishes to amend this Agreement, the Agreement may only be amended or waived in a writing executed by the both parties.

(f)                 Complete Agreement. This Agreement contains the complete agreement between the parties hereto and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

(g)                Further Assurances. The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this Agreement, if requested.

(h)                Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereby have executed this Settlement Agreement as of the date first written above.

Ascent Solar Technologies, INC.

By:	/s/ Victor Lee
Name: Victor Lee
Title: President & CEO

GLOBAL ICHIBAN LIMITED BY: ITUS ASSET MANAGEMENT PTE LTD ITS: Corporate Director

By:	/s/ B.T. Chua
Name: B.T. Chua
Title: Authorized Signatory